UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2014

Gladstone Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbrach Drive, Suite 100, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 7, 2014, Gladstone Capital Corporation (the "Company") issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company’s common stock and 7.125% Series 2016 Term Preferred Stock for each of January, February and March 2014. The Company also announced its intention to report earnings for its first quarter ended December 31, 2013, after the stock market closes on Monday, February 3, 2014. The Company’s conference call will be held on Tuesday, February 4, 2014 at 8:30 a.m. EST.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description

99.1 Press Release issued by Gladstone Capital Corporation on January 7, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation

January 7, 2014	By:	/s/ Melissa Morrison

Name: Melissa Morrison
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on January 7, 2014.